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                                                                     Exhibit 4.2

CBNY INVESTMENT SERVICES CORP.

Total Authorized Issue 5,000,000 Shares $1.00 Par Value Common Stock

CUSIP 14984C 10 4
SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION


transferable only on the books of the Corporation by the holder thereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


       SECRETARY                          PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER


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The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common

TEN ENT-as tenants by the entireties

JT TEN-as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT-
                                       (Cust)        Custodian     (Minor)
                             under Uniform Gifts to Minors
                             Act
                                       (State)


Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises. Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.